UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 22, 2017

LIGAND PHARMACEUTICALS INCORPORATED
(Exact name of registrant as specified in its charter)

Delaware	001-33093	77-0160744
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3911 Sorrento Valley Boulevard, Suite 110, San Diego, California 92121
(Address of principal executive offices) (Zip Code)

(858) 550-7500
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01    Other Information.

On May 22, 2017, Ligand entered into a License Agreement and a Supply Agreement with privately-held Interventional AnalgesiX, Inc. (“IAX”) granting IAX an exclusive right to use Captisol® in IAX’s development and commercialization of a Captisol®-enabled version of a specified compound. Under the License Agreement, Ligand will receive an upfront payment, and could also potentially receive milestone payments, plus tiered royalties of 5%-10% of net sales. And, Ligand could receive commercial revenue from the shipment of Captisol to IAX for clinical and commercial activities.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIGAND PHARMACEUTICALS INCORPORATED

Date:    May 24, 2017
By:     /s/ Charles S. Berkman
Name: Charles S. Berkman
Title: Vice President, General Counsel and Secretary